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                       AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment to Employment Agreement, made as of this 11th day of November, 1999 by and between Jesse P. Orsini, residing at 3713 Santiago Court, Irving, Texas (the "Executive"), and Carbo Ceramics Inc., a Delaware corporation (the "Company").

                                   WITNESSETH

     WHEREAS, the Company currently employs the Executive as President and Chief Executive Officer of the Company under the terms of an Employment Agreement dated as of April 19, 1996 (the "Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Agreement to extend the term thereof.

     NOW, THEREFORE, it is hereby agreed between the parties as follows:

     1. Section 1(a) of the Agreement is hereby amended by deleting the reference to "June 30, 2000" in the second sentence thereof and inserting in lieu thereof a reference to "June 30, 2001".

     2. Section 2(b) of the Agreement is hereby amended by (a) deleting the reference to "fiscal year 2000" in the third sentence thereof and inserting in lieu thereof a reference to "fiscal year 2001", and (b) deleting the reference to "182/366" in the third sentence thereof and inserting in lieu thereof a reference to "181/365".

     3. Section 2(c) of the Agreement is hereby amended by deleting the reference to "calendar year 2000" in the first sentence thereof and inserting in lieu thereof a reference to "calendar year 2001".

     4. Except as expressly set forth herein, the Agreement and all of the terms and provisions thereof shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to Employment Agreement to be signed by its duly authorized representative and the Executive has hereunto set his hand as of the day and year first above written.

                                   CARBO CERAMICS INC.



                                   By: /s/ WILLIAM C. MORRIS
                                       -----------------------------------------
                                        William C. Morris, Chairman



                                        /s/ JESSE P. ORSINI
                                       -----------------------------------------
                                       Jesse P. Orsini